UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of Principal Executive Offices, and Zip Code)

(206) 282-7100
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTIC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On Thursday, May 16, 2019, CTI BioPharma Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at 10:00 a.m., Pacific Time as a web-hosted, virtual meeting. As of the close of business on March 22, 2019, the record date for the 2019 Annual Meeting, there were 57,979,325 shares of common stock entitled to vote at the meeting. 37,867,893 shares of common stock were present in person or by proxy at the meeting (65.31%), which constituted a quorum for the transaction of business.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s board of directors (the “Board”) previously approved, subject to stockholder approval, an amendment to the Company’s Amended and Restated 2017 Equity Incentive Plan (as so amended, the “2017 Plan”). At the 2019 Annual Meeting, the Company’s stockholders approved the 2017 Plan. The purpose of the 2017 Plan is to promote the success of the Company and the interests of the Company’s stockholders by providing an additional means for the Company to attract, motivate, retain and reward selected employees, directors, officers and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our stockholders. These incentives are provided through the grant of stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, stock units, restricted stock units, deferred shares, phantom stock and similar rights to purchase or acquire shares of common stock.

Following approval of the 2017 Plan at the 2019 Annual Meeting, the maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2017 Plan equals the sum of: (i) 7,300,000 shares plus (ii) the number of any shares subject to stock options or restricted stock or restricted stock unit awards granted under the Company’s 2007 Equity Incentive Plan, as amended, or the Company’s 2015 Equity Incentive Plan, as amended, and outstanding as of the date of the 2019 Annual Meeting that expire, or for any reason are cancelled, terminated or forfeited or otherwise reacquired, after the date of the 2019 Annual Meeting (other than shares withheld for the payment of any applicable exercise price or tax withholding) without being exercised or vested, as applicable. For additional information regarding the 2017 Plan, please refer to the heading “Summary Description of the 2017 Plan” contained in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 4, 2019 and amended on April 17, 2019 (the “Proxy Statement”). Such summary is incorporated herein by reference and is qualified in its entirety by the text of the 2017 Plan.

The foregoing description is not a complete summary of the terms of the 2017 Plan and is qualified in its entirety by the terms of the 2017 Plan, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2019 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:

Proposal 1. Election of Directors

The stockholders voted on a proposal to elect six directors to the Board, each to serve one-year terms. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam R. Craig, M.D., Ph.D.	25,979,231	228,275	11,660,387
Laurent Fischer, M.D.	24,361,268	1,846,238	11,660,387
Michael A. Metzger	24,446,272	1,761,234	11,660,387
David R. Parkinson, M.D.	19,586,731	6,620,775	11,660,387
Matthew D. Perry	24,411,808	1,795,698	11,660,387
Reed V. Tuckson, M.D., F.A.C.P.	24,236,350	1,971,156	11,660,387

Pursuant to the foregoing votes, each of the director nominees was elected to serve on the Board. There were no additional director nominations brought to the 2019 Annual Meeting.

Proposal 2. Approval of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares

The stockholders voted on a proposal to approve an amendment (the “Amendment”) to the Company’s Certificate of Incorporation (the “Certificate”). The Amendment increases the total number of authorized shares from 101,533,333 to 131,533,333 and increases the total number of authorized shares of common stock from 101,500,000 to 131,500,000. The results of the voting included 34,632,182 votes for, 2,995,995 votes against, 239,716 votes abstained and 0 broker non-votes. The Amendment to the Certificate was approved. A copy of the Amendment will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Proposal 3. Approval of the Company’s Amended and Restated 2017 Equity Incentive Plan

The stockholders voted on a proposal to approve the 2017 Plan. The results of the voting included 23,750,324 votes for, 2,434,104 votes against, 23,078 votes abstained and 11,660,387 broker non-votes. The 2017 Plan was approved.

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders voted on a proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results of the voting included 37,118,650 votes for, 666,456 votes against, 82,787 votes abstained and 0 broker non-votes. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified.

Proposal 5. Advisory Vote on Executive Compensation

The stockholders voted on a non-binding advisory proposal to approve the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting included 19,760,608 votes for, 6,400,865 votes against, 46,033 votes abstained and 11,660,387 broker non-votes. The stockholders approved, on a non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal 6. Adjournment of the Meeting

The stockholders voted on a proposal to adjourn the 2019 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the 2019 Annual Meeting to adopt any of the foregoing Proposals 1, 2, 3, 4 or 5. The results of the voting included 27,797,410 votes for, 9,954,065 votes against, 116,418 votes abstained and 0 broker non-votes. However, because each of Proposals 1, 2, 3, 4 or 5 was approved, adjournment of the 2019 Annual Meeting to solicit additional proxies was not necessary.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description	Location
10.1	CTI BioPharma Corp. Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: May 16, 2019	By:	/s/ Adam R. Craig
Adam R. Craig, M.D., Ph.D.
President and Chief Executive Officer